UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                           ---------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        Date of Report (Date of earliest
                                event reported):

                                February 15, 2005

                           Lexmark International, Inc.
              ----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

        Delaware                      1-14050                 06-1308215
----------------------------         ----------        -------------------------
(State or other Jurisdiction        (Commission             (IRS Employer
     of Incorporation)               File No.)            Identification No.)


One Lexmark Centre Drive, 740 West New Circle Road, Lexington, Kentucky    40550
--------------------------------------------------------------------------------
         (Address of Principal Executive Offices)                     (Zip Code)

       Registrant's telephone number, including area code: (859) 232-2000
                                                           --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     Written communications pursuant to Rule 425 under the Securities
__   Act (17 CFR 230.425)

     Soliciting material pursuant to Rule 14a-12 under the Exchange
__   Act (17 CFR 240.14a-12)

     Pre-commencement communications pursuant to Rule 14d-2(b) under the
__   Exchange Act (17 CFR 240.14d-2(b))

     Pre-commencement communications pursuant to Rule 13e-4(c) under the
__   Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On February 10, 2005, the Board of Directors of Lexmark International, Inc. (the "company") approved the annual base salaries (effective as of March 7, 2005) of the company's executive officers after a review of performance and competitive market data. The following table sets forth the annual base salary levels of the company's Named Executive Officers (which officers were determined by reference to the Company's proxy statement, dated March 18, 2004) for 2005 and 2004:

NAME AND POSITION                           YEAR               BASE SALARY

Paul J. Curlander                           2005                 $ 1,000,000
         Chairman and Chief                 2004                 $   950,000
         Executive Officer

Paul A. Rooke                               2005                 $   530,000
         Executive Vice President           2004                 $   480,000
         and Division President

Gary E. Morin                               2005                 $   465,000
         Executive Vice President           2004                 $   425,000
         and Chief Financial Officer

Najib Bahous                                2005                 $   440,000
         Vice President and Division        2004                 $   390,000 (1)
         President

Vincent J. Cole                             2005                 $   390,000
         Vice President, General            2004                 $   350,000
         Counsel and Secretary


(1) During the first half of 2004, Mr. Bahous was an employee of Lexmark Europe SARL, a subsidiary of the company located in France, and assigned to the company's headquarters in Lexington, Kentucky. Therefore, the base salary for 2004 reflected in the table above did not become effective until Mr. Bahous became an employee of Lexmark International, Inc. on July 1, 2004.

     On February 9, 2005, the Compensation and Pension Committee of the Board of Directors (the "Compensation Committee") certified the attainment levels of the performance criteria for the 2004 incentive compensation awards to each of the company's Named Executive Officers with respect to the year ended December 31, 2004. The annual incentive compensation awards were determined based on the company's and each executive's individual performance during 2004 as measured against performance measures established in February 2004. The company's performance measures for 2004 included operating income for Dr. Curlander, revenue, operating income, and cash cycle days for Messrs. Morin and Cole, and revenue, operating income, and cash cycle days calculated on both a corporate and divisional basis for their respective divisions for Messrs. Rooke and
Bahous. Individual performance measures included executing to strategic objectives and attention to key focus areas. The following table sets forth cash payments to the Named Executive Officers with respect to their annual incentive compensation awards for 2004 and 2003:


NAME                                        YEAR          ANNUAL INCENTIVE AWARD

Dr. Curlander                               2004             $  1,410,382
                                            2003             $  1,630,000

Mr. Rooke                                   2004             $    513,987
                                            2003             $    619,095

Mr. Morin                                   2004             $    462,328
                                            2003             $    547,126

Mr. Bahous                                  2004             $    459,304 (1)
                                            2003             $    310,000 (1)

Mr. Cole                                    2004             $    364,010
                                            2003             $    400,764


(1) During 2003 and the first six months of 2004, Mr. Bahous was an employee of Lexmark Europe SARL, a subsidiary of the company located in France, and assigned to the company's headquarters in Lexington, Kentucky. Therefore, Mr. Bahous' entire incentive compensation award for 2003 and part of his incentive compensation award for 2004 was calculated based on his French eligible earnings.

     On February 9, 2005, the Compensation Committee also granted annual incentive compensation awards with respect to 2005 to the Company's Named Executive Officers pursuant to the company's Senior Executive Incentive Compensation Plan (the "Incentive Compensation Plan"), which was approved by stockholders in April 2004. The maximum award which may be earned under the
Incentive Compensation Plan by any Named Executive Officer is equal to six-tenths of one percent of operating income for the one-year performance period, however, the Committee, in its sole discretion, may reduce the award based on any factors that the Committee deems appropriate, including, but not limited to, revenue, operating income, cash cycle days, divisional revenue, divisional operating income, divisional cash cycle days, and individual performance.

     Also on February 9, 2005, the Compensation Committee granted Long-Term Incentive Awards pursuant to the 2005-2007 Long-Term Incentive Plan (the "2005-2007 LTIP"). The 2005-2007 LTIP is intended to reward the achievement of specific financial objectives over a three-year performance cycle. Under this program, certain executives, including the Named Executive Officers, are eligible for a cash award at the end of the three-year cycle based on the achievement of the financial objectives. The Compensation Committee has established revenue, operating income and cash cycle days as the performance goals for the 2005 through 2007 cycle. The target award amounts for each of the Named Executive Officers is set forth in the following table. The form of the 2005-2007 LTIP Agreement is filed as Exhibit 10.1 to this report and is hereby incorporated by reference.

NAME                                                         TARGET AWARD

Dr. Curlander                                                $  1,575,000

Mr. Rooke                                                    $    650,000

Mr. Morin                                                    $    575,000

Mr. Bahous                                                   $    550,000

Mr. Cole                                                     $    400,000

     In addition to the above items, on February 9, 2005, the Compensation Committee approved grants of ten-year non-qualified stock options to each of the Named Executive Officers pursuant to the company's Stock Incentive Plan. The options vest in three approximately equal annual installments of

34%, 33% and 33%, beginning on the first anniversary of the date of grant, subject to continued employment. The following table sets forth information regarding the individual grants of stock options to each of the Named Executive
Officers:


NAME                     YEAR        NUMBER OF STOCK OPTIONS    EXERCISE PRICE

Dr. Curlander            2005               150,000               $ 84.80
                         2004               150,000               $ 81.04

Mr. Rooke                2005                47,000               $ 84.80
                         2004                47,000               $ 81.04

Mr. Morin                2005                47,000               $ 84.80
                         2004                47,000               $ 81.04

Mr. Bahous               2005                47,000               $ 84.80
                         2004                47,000               $ 81.04

Mr. Cole                 2005                33,000               $ 84.80
                         2004                33,000               $ 81.04


     In addition, on February 10, 2005, upon the recommendation of the Corporate Governance and Public Policy Committee of the Board, the Board approved the terms of the compensation to be paid to each nonemployee director of the Board in respect of his/her service to the Board. A summary describing the elements of such compensation is filed as Exhibit 10.2 to this report and is hereby incorporated by reference.

     The company intends to provide additional information regarding the compensation awarded to the Named Executive Officers with respect to and during the year ended December 31, 2004 in the proxy statement for the company's 2005 Annual Meeting of Stockholders, which is expected to be filed with the Securities and Exchange Commission in March 2005.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(c)   EXHIBITS

      Exhibit No.  Description of Exhibit

      10.1 Form of Agreement pursuant to the company's 2005-2007 Long-Term Incentive Plan.

      10.2         Description of Compensation Payable to Nonemployee Directors.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         LEXMARK INTERNATIONAL, INC.
                         (Registrant)


                         By:        /s/ Gary E. Morin
                                    --------------------------------------------
                                    Name:     Gary E. Morin
                                    Title:    Executive Vice President and Chief
                                                Financial Officer
Date: February 15, 2005

                                  EXHIBIT INDEX


Exhibit No.    Description of Exhibit

10.1 Form of Agreement pursuant to the company's 2005-2007 Long-Term Incentive Plan. +

10.2           Description of Compensation Payable to Nonemployee Directors.  +



+ Indicates management contract or compensatory plan, contract or arrangement.